FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2021

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, 12th Floor
New York, NY 10017
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Agreement

On July 1, 2021, in connection with the previously announced closing of HC2 Holdings, Inc.’s (the “Company”) sale of its subsidiary Continental Insurance Group, Ltd., a Delaware corporation (“Continental”), to Continental General Holdings LLC, a Michigan limited liability company (“Purchaser”), and the Stock Purchase Agreement, dated March 26, 2021, by and among the Company, Purchaser and Continental (the “Sale”), the Company entered into exchange agreements (collectively, the “Exchange Agreement”) with certain holders of the Company’s outstanding Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock, the “Existing Preferred Stock”) pursuant to which the Company exchanged such holders’ existing Series A Preferred Stock and Series A-2 Preferred Stock for newly issued Series A-3 Convertible Participating Preferred Stock (the “Series A-3 Preferred Stock”) and Series A-4 Convertible Participating Preferred Stock (the “Series A-4 Preferred Stock” and, together with the Series A-3 Preferred Stock, the “New Preferred Stock” and such exchange the “Preferred Stock Exchange”), respectively, with substantially the same terms, except that such New Preferred Stock will mature on July 1, 2026. A cash payment was made as part of the Preferred Stock Exchange for accrued and unpaid dividends on the Existing Preferred Stock being exchanged.

New Preferred Stock

The following summary of the terms of the Series A-3 Preferred Stock and the Series A-4 Preferred Stock is qualified in its entirety by reference to the Certificate of Designation of Series A-3 Convertible Participating Preferred Stock of the Company, adopted on July 1, 2021 (the “A-3 Certificate of Designation”) and the Certificate of Designation of Series A-4 Convertible Participating Preferred Stock of the Company, adopted on July 1, 2021 (the “A-4 Certificate of Designation” and, together with the A-3 Certificate of Designation, the “Certificates of Designation”), respectively, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Dividends. The New Preferred Stock will accrue a cumulative quarterly cash dividend at an annualized rate of 7.50%. The accrued value of the New Preferred Stock will accrete quarterly at an annualized rate of 4.00% that will be reduced to 2.00% or 0.00% if the Company achieves specified rates of growth measured by increases in its net asset value; provided, that the accreting dividend rate will be 7.25% in the event that (A) the daily VWAP of the Common Stock is less than a certain threshold amount, (B) the Common Stock is not registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, (C) the Common Stock is not listed on certain national securities exchanges or the Company is delinquent in the payment of any cash dividends. The New Preferred Stock is also entitled to participate in cash and in-kind distributions to holders of shares of Common Stock on an as-converted basis.

Optional Conversion. Each share of New Preferred Stock may be converted by the holder into Common Stock at any time based on the then-applicable Conversion Price (as defined in each Certificate of Designation).

Redemption by the Holders / Automatic Conversion. On July 1, 2026, holders of the New Preferred Stock shall be entitled to cause the Company to redeem the New Preferred Stock at the accrued value per share plus accrued but unpaid dividends (to the extent not included in the accrued value of New Preferred Stock). Each share of New Preferred Stock that is not so redeemed will be automatically converted into shares of Common Stock at the Conversion Price then in effect.

Upon a change of control (as defined in each Certificate of Designation) holders of the New Preferred Stock shall be entitled to cause the Company to redeem their New Preferred Stock at a price per share of New Preferred Stock equal to the greater of (i) the accrued value of the New Preferred Stock, plus any accrued and unpaid dividends (to the extent not included in the accrued value of New Preferred Stock), and (ii) the value that would be received if the share of New Preferred Stock were converted into Common Stock immediately prior to the change of control.

Redemption by the Company. The Company may redeem the New Preferred Stock, in whole but not in part, at a price per share generally equal to 150% of the accrued value per share, plus accrued but unpaid dividends (to the extent not included in the accrued value of the New Preferred Stock), subject to the holder’s right to convert prior to such redemption.

Forced Conversion. The Company may force conversion of the New Preferred Stock into Common Stock if the Common Stock’s thirty-day VWAP exceeds 150% of the then-applicable Conversion Price and the Common Stock’s daily VWAP exceeds 150% of the then-applicable Conversion Price for at least twenty trading days out of the thirty trading day period used to calculate the thirty-day VWAP. In the event of a forced conversion, the holders of New Preferred Stock will have the ability to elect cash settlement in lieu of conversion if certain market liquidity thresholds for the Common Stock are not achieved.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company (any such event, a “Liquidation Event”), the holders of New Preferred Stock will be entitled to receive per share the greater of (i) the accrued value of the New Preferred Stock, plus any accrued and unpaid dividends (to the extent not included in the accrued value of New Preferred Stock), and (ii) the value that would be received if the share of New Preferred Stock were converted into Common Stock immediately prior to such occurrence. The New Preferred Stock will rank junior to any existing or future indebtedness but senior to the Common Stock and any future equity securities other than any future senior or pari passu preferred stock issued in compliance with each Certificate of Designation. The Series A-3 Preferred Stock and the Series A-4 Preferred Stock rank at parity.

Voting Rights. Except as required by applicable law, the holders of the shares of the New Preferred Stock will be entitled to vote on an as-converted basis with the holders of the Series A-3 Preferred Stock and the Series A-4 Preferred Stock (on an as-converted basis), as applicable, and the holders of the Company’s Common Stock on all matters submitted to a vote of the holders of Common Stock with the holders of New Preferred Stock on certain matters, and separately as a class on certain limited matters.

Consent Rights. For so long as any of the New Preferred Stock is outstanding, consent of the holders of shares representing at least 75% of the New Preferred Stock then outstanding is required for certain material actions.

Registration Rights

The holders of the New Preferred Stock will have certain registration rights with respect to the Common Stock underlying the New Preferred Stock pursuant to the Exchange Agreement. Pursuant to the Exchange Agreement, the New Preferred Stock shall be deemed to be “Preferred Stock” under and as defined in the Second Amended and Restated Registration Rights Agreement, by and among the Company and the investors party thereto, dated January 5, 2015 (the “Registration Rights Agreement”) and the holder of such New Preferred Stock shall be deemed to be a Holder of Registrable Securities under and as defined in the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the Company is obligated to, at any time upon request from a Holder of Registrable Securities after January 5, 2015, file a registration statement on Form S-1 under the Securities Act within thirty days after the date of such request for the benefit of the Holders of the Registrable Securities. Alternatively, the Company has also agreed to, within thirty days after receiving a request from a Holder of Registrable Securities (provided, that the Company is, at the time of receipt of such request, eligible to use a registration statement on Form S-3 under the Securities Act for secondary offerings of the Registrable Securities) use reasonable best efforts to cause such a registration statement to be filed and to maintain the effectiveness of such shelf registration statement for the benefit of the Holders of the Registrable Securities. In the event of a registered offering by the Company of its Common Stock, Holders of the Registrable Securities have the right to require the Company to include Registrable Securities held by them in such offering, subject to certain limitations, including as determined by any underwriters for the transaction. Subject to certain limitations, the Company will bear the expenses incurred in connection with registrations under the Registration Rights Agreement and will indemnify the Holders of Registrable Securities and any underwriters against certain liabilities, including liabilities under the Securities Act.

This summary of the registration rights is qualified in its entirety by reference to the Exchange Agreement and the Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

DBM Global Intermediate Holdco Inc. Preferred Stock

In connection with the Sale, DBM Global Intermediate Holdco Inc., a Delaware corporation and subsidiary of the Company (“DBM”) amended the Certificate of Designation of Series A Fixed-to-Floating Rate Perpetual Preferred Stock (“DBM Preferred Stock”), originally adopted on November 30, 2018 (the “Amended and Restated Certificate”). The Amended and Restated Certificate (i) redesignates the DBM Preferred Stock as “Series A Fixed-to-Floating Rate Redeemable Preferred Stock,” (ii) gives Continental and certain of its affiliates the right to require the Company to redeem their shares of DBM Preferred Stock on or prior to July 1, 2026, (iii) provides certain information rights to the holders of the DBM Preferred Stock and (iv) provides DBM the right to pay any dividends on the DBM Preferred Stock in payment-in-kind or cash, subject to certain restrictions.

This summary of the terms of the Amended and Restated Certificate is qualified in its entirety by reference to the Amended and Restated Certificate of Designation of Series A Fixed-to-Floating Rate Perpetual Preferred Stock of DBM Global Intermediate Holdco Inc., adopted on July 1, 2021, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Preferred Stock Issuance

The New Preferred Stock described in Item 1.01 of this Current Report on Form 8-K is being issued in connection with the Preferred Stock Exchange without registration under the Securities Act, in reliance upon an exemption from the registration requirements of the Securities Act under Section 4(a)(2) of the Securities Act promulgated under the Securities Act. The Company is basing such reliance upon representations made by each investor, including, but not limited to, representations as to the investor’s status as an “accredited investor” (as defined in Rule 501(a) under Regulation D) and the investor’s investment intent. The New Preferred Stock is not being offered or sold by any form of general solicitation or general advertising. The New Preferred Stock may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws. The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Securityholders.

The filing of the Company’s Certificates of Designation and the issuance of the New Preferred Stock affect the holders of the Common Stock, the Series A-3 Preferred Stock and the Series A-4 Preferred Stock to the extent provided in the Certificates of Designation. The filing of DBM’s Amended and Restated Certificate affect the holders of the DBM Preferred Stock to the extent provided in the Amended and Restated Certificate of Designation. The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year.

To create the New Preferred Stock issuable under the Exchange Agreement, the Company amended its amended and restated certificate of incorporation by filing the Certificates of Designation on July 1, 2021, which are attached as Exhibit 4.1 and Exhibit 4.2 hereto and incorporated herein by reference. The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Certificate of Designation of Series A-3 Convertible Participating Preferred Stock of HC2 Holdings, Inc.

4.2	Certificate of Designation of Series A-4 Convertible Participating Preferred Stock of HC2 Holdings, Inc.

4.3	Amended and Restated Certificate of Designation of Series A Fixed-to-Floating Rate Perpetual Preferred Stock of DBM Global Intermediate Holdco Inc.

10.1	Form of Exchange Agreement, dated July 1, 2021, by and among HC2 Holdings, Inc. and the investors party thereto.

10.2
Second Amended and Restated Registration Rights Agreement, dated as of January 5, 2015, by and among HC2 Holdings, Inc., the initial purchasers of the Series A Preferred Stock, the initial purchasers of the Series A-1 Preferred Stock and the purchasers of the Series A-2 Preferred Stock (incorporated by reference to Exhibit 10.2 on the Company’s Current Report on Form 8-K, filed on January 9, 2015) (File No. 001-35210).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2021

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer